UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of September 29, 2004, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan Trust, Series 2004-HI3)

                Residential Funding Mortgage Securities II, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                         333-110340                             41-1808858
--------                                         ----------                             ----------
(State or Other Jurisdiction                     (Commission                            (I.R.S. Employer
of Incorporation)                                File Number)                           Identification No.)

8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                           55437
----------------------                           -----
(Address of Principal                            (Zip Code)
Executive Offices)
Registrant's telephone number, including area code, is (952) 857-7000

Item 8.01.        Financial Statements and Exhibits.
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  25.1 Statement of Eligibility of JPMorgan Chase Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act of Trustee.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  RESIDENTIAL FUNDING MORTGAGE
                                                  SECURITIES II, INC.

                                                  By: /s/ Mark White
                                                     -------------------------
                                                  Name:   Mark White
                                                  Title:  Vice President

Dated: September 28, 2004

                                  EXHIBIT INDEX

Exhibit
Number              Description
------              -----------

25.1 Statement of Eligibility of JPMorgan Chase Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act of Trustee.